Exhibit 10.b.1.(xx)

                            A&B EXCESS BENEFITS PLAN


                                 AMENDMENT NO. 3


     The A&B Excess Benefits Plan, as amended and restated effective July 1, 1991, is hereby amended, effective February 1, 1995, as follows:

     1.   A new Section 2.00 is hereby added, as follows:

          "2.00. 'Actuarial Equivalent' means a form of benefit differing in time period, or manner of payment from a specified benefit provided in the Plan, but having the same present value when determined in accordance with generally accepted actuarial practice and the rules contained in Appendix C of this Plan."

     2.   Section 4.01(c) is hereby amended in its entirety to read as follows:

     "4.01(c). Payment of Pension Benefits. A Participant's pension benefit under this Plan, other than a benefit described in subsection
     (d), shall be a lump sum payment payable upon the earlier of termination of employment or retirement, which equals the greater of the amounts determined under paragraph (1) and paragraph (2):

          (1) An amount which is the Actuarial Equivalent of the benefit described in paragraphs (a) and (b) above.

          (2) An amount which is the before-tax equivalent of the lower of two quotations obtained by the Administrator from insurance companies for the cost of a lifetime annuity that provides after-tax monthly benefits equivalent to those that a Participant would receive under this Plan if this Plan allowed monthly payments of the pension benefits hereunder."

     3. Section 6.02(a) is hereby amended by adding the phrase "as described in Section 4.02 and 4.03" after the phrase "the balance of his or her individual account" in the third sentence, and replacing the phrase "the actuarial equivalent, as defined in section 6.02(c)" with the phrase "an amount which is the Actuarial Equivalent", also in the third sentence.

     4.   Section 6.02(c) is hereby deleted in its entirety.


     5.   A new Appendix C is hereby added, as follows:

                                   "APPENDIX C

                     RULES FOR DETERMINING LUMP SUM BENEFITS


     When the terms of this Plan require the determination of a lump sum payment which is the Actuarial Equivalent of any other benefit provided by this Plan, the following rules shall apply to the calculation of such lump sum payment:

     1. The mortality table used shall be the mortality table then in use by the A&B Retirement Plan for the purpose of determining lump sum payments to participants of such plan who are entitled to such payments.

     2. The discount rate shall be the after-tax equivalent of the discount rate then in use by the A&B Retirement Plan for the purpose of determining lump sum payments to participants of such plan who are entitled to such payments. The after-tax equivalent rate shall be determined by multiplying discount rate in use by the A&B Retirement Plan by the excess of 100% over the tax effected marginal tax rate declared by the Committee.

     3. The Committee shall declare the tax effected marginal tax rate at the beginning of each calendar year.

     4. The tax effected marginal tax rate shall apply to lump sum payments made at any time during such calendar year and may not be changed during the year.

     5. The value of the benefit to a Surviving Spouse which is included in a Participant's Retirement Income shall be included in the calculation of the lump sum payment to which the Participant is entitled. Unless stated otherwise, the benefit to the Surviving Spouse shall be deemed to apply only if the death of the Participant occurs on or after the date the Retirement Income is deemed to commence under the terms of the provision giving rise to the Participant's right to a lump sum payment.

     6. If the terms of the Plan provide for a benefit such that if it were paid as a monthly benefit it could have commenced at more that one future date, then for purposes of calculating the lump sum that is the Actuarial Equivalent of such benefit, it shall be deemed that the benefit would have commenced at the earliest possible date.

     7. The early retirement reduction factors, if any, used to calculate the lump sum which is the Actuarial Equivalent of the benefit provided by the provisions of paragraph 6.02(a) as a result of a Change of Control, shall be the factors applicable to Participants of the A&B Retirement Plan who terminate employment after attaining eligibility for early retirement regardless of the Participant's age as of the Change of Control date."

     6. Except as modified by this Amendment, all terms and provisions of the A&B Excess Benefits Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused its authorized officers to affix the corporate name and seal hereto this 22nd day of February, 1995.


                              ALEXANDER & BALDWIN, INC.

                              By /s/ Miles B. King
                                 Its Vice President

                              By /s/ Alyson J. Nakamura
                                 Its Assistant Secretary

                    A&B EXCESS BENEFITS PLAN
        AMENDED AND RESTATED EFFECTIVE FEBRUARY 1, 1995


                           ARTICLE I

                   ESTABLISHMENT AND PURPOSE

          1.01. ESTABLISHMENT OF PLAN. Alexander & Baldwin, Inc. hereby establishes an excess benefits/top hat plan for certain eligible executives.

          1.02. PURPOSE OF PLAN. It is the purpose of this Plan to provide certain eligible executives with benefits equal to the benefits they would receive under the A&B Retirement Plan and the A&B Profit Sharing Plan if certain changes had been made to those plans. The Plan is intended to be exempt from the participation, vesting, funding, and fiduciary requirements of Title I of the Employee Retirement Income Security Act of 1974, pursuant to
Sections 201(2), 301(3) and 401(1) of that Act.


                           ARTICLE II

                          DEFINITIONS

The following terms have the meanings indicated:

          2.00. "Actuarial Equivalent" means a form of benefit differing in time period, or manner of payment from a specified benefit provided in the Plan, but having the same present value when determined in accordance with generally accepted actuarial practice and the rules contained in Appendix C of this Plan.

          2.01. "A&B" means Alexander & Baldwin, Inc. and its affiliates and their successors.

          2.02. "A&B Master Trust Agreement" means the Alexander & Baldwin, Inc. Retirement and Pension Trust Agreement, as amended from time to time.

          2.03. "A&B Retirement Plan" means the A&B Retirement Plan for Salaried Employees.

          2.04. "A&B Profit Sharing Plan" means the Alexander & Baldwin, Inc. Profit Sharing Retirement Plan, as amended from time to time.

          2.05.     "Administrator" means the person specified in Section 5.01.

          2.06. "Board of Directors" means the Board of Directors of Alexander & Baldwin, Inc.

          2.07. "Participant" means an eligible employee selected by the Administrator pursuant to Section 3.02.

          2.08. "Plan" means the plan set forth in this document, as amended from time to time.


                          ARTICLE III

                 ELIGIBILITY AND PARTICIPATION

          3.01. ELIGIBILITY. Any employee of A&B who is a participant in either the A&B Retirement Plan or the A&B Profit Sharing Plan and who is highly compensated or who is one of a select group of management employees shall be eligible to participate in this Plan.

          3.02 PARTICIPATION. Participants in this Plan shall be any eligible employees who are participants in the One-Year Performance Improvement Incentive Plan ("One-Year PIIP") who meet the eligibility requirements set forth in
Section III.A. of the One-Year PIIP. In addition, the Administrator shall have the exclusive and unfettered discretion to select additional Plan Participants from among eligible employees. A Participant in this Plan shall remain as such until the date he/she ceases to satisfy the participation requirements in the first sentence of this Section 3.02, until the date upon which the Participant's employment terminates for any reason or until such earlier time as may be specified by the Administrator.

          3.03. TRANSFERS OF EMPLOYMENT TO AND FROM A&B SUBSIDIARIES. The following transfers of employment shall not be deemed terminations of employment under Section 3.02 if the A&B subsidiary or subsidiaries involved have adopted this Plan and either the A&B Retirement Plan or the A&B Profit Sharing Plan, or both such plans:

               (a) transfer from Alexander & Baldwin, Inc. to a subsidiary of Alexander & Baldwin, Inc.;

               (b) transfer from a subsidiary of Alexander & Baldwin, Inc. to Alexander & Baldwin, Inc.; and

               (c) transfer from one subsidiary of Alexander & Baldwin, Inc. to another subsidiary of Alexander & Baldwin, Inc. Beginning with such transfer, and for the period of employment with the new employer, the new employer shall be obligated for all payments to the Participant required by Article IV of this Plan. The prior employer shall remain responsible for any payments to be made that pertain to the period of the Participant's participation while employed by that prior employer.


                           ARTICLE IV

                            BENEFITS

          4.01.     PENSION BENEFITS.

               (a) ENTITLEMENT TO PENSION BENEFITS. A Participant's pension benefit under this Plan shall equal one hundred percent of the difference between the benefit to which the Participant is entitled under the A&B Retire ment Plan determined without regard to limitations imposed by the Internal Revenue Code (and, with respect to Participants listed in Appendix A to this Plan, without regard to amendments in the benefit formula after December 31, 1988, unless such amendments would produce a higher benefit) and the benefit to which the Participant is entitled under such plan determined after giving effect to those limitations. For the purpose of this Plan, the benefit to which the Participant is entitled under the A&B Retirement Plan shall be determined by including as part of the Participant's monthly compensation all deferred base salary and all deferred incentive awards under A&B's One-Year Performance Improvement Incentive Plan.

               (b) FORMER EMPLOYEES OF CALIFORNIA AND HAWAIIAN SUGAR COMPANY. Notwithstanding the terms of Section 4.01(a) above, the benefit payable to a Participant (or Participant's spouse) under this Plan shall be reduced by the amount of any benefit payable to such Participant (or spouse) under the California and Hawaiian Sugar Company Supplemental Retirement Plan.

               (c) PAYMENT OF PENSION BENEFITS. A Participant's pension benefit under this Plan, other than a benefit described in subsection (d), shall be a lump sum payment, payable upon the earlier of termination of employment or retirement, which equals the greater of the amounts determined under paragraph (1) and paragraph (2):

                    (1) An amount which is the Actuarial Equivalent of the benefit described in paragraphs (a) and (b) above.

                    (2) An amount which is the before-tax equivalent of the lower of two quotations obtained by the Administrator from insurance companies for the cost of a lifetime annuity that provides after-tax monthly benefits equivalent to those that a Participant would receive under this Plan if this Plan allowed monthly payments of the pension benefits hereunder.

               (d) SELECT BENEFITS PROVIDED TO RETIRED FORMER EMPLOYEES OF CALIFORNIA AND HAWAIIAN SUGAR COMPANY. All other provisions of this Plan notwithstanding, the retired former employees of California and Hawaiian Sugar Company who are listed in Appendix B of this Plan shall be eligible to receive the benefits shown in Appendix B, and no other benefits shall be paid to such retired former employees under the provisions of this Plan. Payment of these benefits shall be according to the terms shown in Appendix B, and no other provisions of this Plan shall affect the amount or the form of payment of these benefits.

          4.02.     DEFINED CONTRIBUTION BENEFITS.

               (a) ENTITLEMENT TO DEFINED CONTRIBUTION BENEFITS. A Participant's defined contribution benefit under this Plan shall equal the balance to the Participant's credit in the account maintained under
Section 4.03.

                    No amount shall be credited to a Participant's account for a year unless the Participant is a participant in the A&B Profit Sharing Plan for that year.

               (b) PAYMENT OF DEFINED CONTRIBUTION BENEFITS. At the time that the Administrator selects an eligible employee to be a Participant, the employee shall elect the form, time, and manner in which any defined contribution benefits to which he or she may become entitled under this Plan shall be paid.
A Participant may elect any of the payment methods provided in the A&B Profit Sharing Plan, except that all elections must be made at the time the employee becomes a Participant in this Plan, and not at such other times as may be specified in the A&B Profit Sharing Plan. Such elections, once made, cannot be changed. The distribution of Defined Contribution Benefits shall commence within 30 days of the Participant's termination of employment.

          4.03. MAINTENANCE OF ACCOUNTS. The Administrator shall establish and maintain an individual account for each Participant. The Administrator shall annually credit to a Participant's account as of the end of each year an amount equal to the difference between (i) the employer contribution and for feitures that would have been allocated to such Participant's account under the A&B Profit Sharing Plan with respect to such year were such allocation to be made without regard to the limitations of the Internal Revenue Code and (ii) the amount actually allocated to such Participant's account after having taken such limitations into account. For the purposes of this Plan, the benefit to which the Participant is entitled under the A&B Profit Sharing Plan shall be determined by including as part of the Participant's compensation all deferred base salary. Each Participant's account shall be credited with interest, com pounded annually, at an annual rate equal to 1% above the New York Federal Reserve Bank discount rate in effect as of the date interest is computed and credited. Interest shall be computed and credited as of such date and on such account balance as specified by the Administrator. In the absence of such speci fications, interest shall be credited and computed as of January 1 of each year on the balance of the account on the preceding January 1 or, if payments have been made out of an account during the preceding year, on the average balance of that account during the preceding year.

          The account of each Participant shall be entered on the employer's books as a liability, payable when due out of general assets. Participant accounts shall not be funded by any trust or insurance contract; nor shall any assets be segregated or identified with any such account; nor shall any property or assets be pledged, encumbered, or otherwise subjected to a lien or security interest for payment of benefits.

          4.04.     VESTING OF BENEFITS.  Except as otherwise provided in
Section 6.02(a), all pension benefits under this Plan shall be contingent and forfeitable unless and until they vest in accordance with the vesting provisions of the A&B Retirement Plan, and all defined contribution benefits under this Plan shall be contingent and forfeitable unless and until they vest in accordance with the vesting provisions of the A&B Profit Sharing Plan that are applicable to the Participant's profit sharing account.


                           ARTICLE V

                   ADMINISTRATION OF THE PLAN

          5.01. ADMINISTRATOR. The plan administrator of the A&B Retirement Plan shall be the Administrator of this Plan. The Administrator shall have full authority to administer the Plan. The Administrator shall have all of the powers granted by the A&B Retirement Plan or the A&B Master Trust Agreement to the plan administrator of the A&B Retirement Plan, and shall be subject to the same selection procedures and limitations of authority.

          5.02. CLAIMS PROCEDURES. The Administrator shall employ the claims procedures applicable under the A&B Retirement Plan.


                           ARTICLE VI

                   AMENDMENT AND TERMINATION

          6.01. AUTHORITY OF COMPENSATION AND STOCK OPTION COMMITTEE. The right to amend, modify, partially terminate, or completely terminate this Plan shall be reserved to the Compensation and Stock Option Committee of the Board of Directors. However, no amendment, modification or termination shall reduce retroactively the benefits of any Participant under this Plan.

          6.02.     CHANGE IN CONTROL.

               (a) TERMINATION, VESTING AND PAYMENT. Upon the occurrence of a Change in Control, as defined in Section 6.02(b), with respect to the company employing a Participant, the Plan shall immediately and automatically terminate with respect to such company. Upon such a termination, the interest of each Participant employed by the company or companies with respect to which the Plan has been terminated shall become non-forfeitable and immediately due and payable. Each such Participant shall receive, within thirty days of such termi nation, a lump sum payment in an amount equal to the sum of (i) the balance of his or her individual account as described in Sections 4.02 and 4.03 and (ii) an amount which is the Actuarial Equivalent of the benefits defined in Sections 4.01 of this Plan determined as of the date of the Change in Control. If the terms of such Change in Control provide, as a prerequisite to the consummation of the Change in Control, that the employer responsibilities under this Plan are to be assumed by the successor organization, then the Plan shall not terminate and no lump sum payment shall be made to any Participant. In any such case, however, the interest of each Participant employed by the company or companies with respect to which the Change in Control occurs shall become non-forfeitable at the date of such Change in Control.

               (b)  DEFINITION OF CHANGE IN CONTROL.  For purposes of this
Section 6.02, a "Change in Control" of Alexander & Baldwin, Inc. shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not Alexander & Baldwin, Inc. in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (defined, for purposes of this Section 6.02, as such term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (defined, for purposes of this
Section 6.02, as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Alexander & Baldwin, Inc. representing 35% or more of the combined voting power of its then outstanding securities; or (ii) during any period of twenty-four (24) consecutive months, at least a majority of the Board of Directors ceases to consist of individuals who have served continuously on such Board since the beginning of such period or whose election, or nomination for election by shareholders, was approved by a vote of at least two-thirds of the directors then still in office who have served continuously on such Board since the beginning of the period. A "Change in Control" of a subsidiary of Alexander & Baldwin, Inc. shall be deemed to have occurred if any "person" is or becomes the "beneficial owner," directly or indirectly, of securities of such subsidiary representing 35% or more of the combined voting power of its then outstanding securities. If a Change in Control shall take place with respect to any company, a Change in Control shall be deemed to have taken place with respect to any subsidiary of such company.


                          ARTICLE VII

                    MISCELLANEOUS PROVISIONS

          7.01. BENEFITS NON-ASSIGNABLE. No right or interest of a Participant in this Plan shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, assignments for the benefit or creditors, receiverships, or in any other manner, excluding transfer by operation of law as a result solely of mental incompetency.

          7.02. CONTROLLING LAW. This Plan shall be construed, administered, and governed in all respects in accordance with the laws of the State of Hawaii.

          7.03. NOT AN EMPLOYMENT CONTRACT. The adoption and maintenance of this Plan shall not be deemed to confer on any Participant any right to continue in the employ of A&B, and shall not be deemed to interfere with the right of A&B to discharge any person or treat any person without regard to the effect that such treatment might have on the person as a Plan Participant.

          7.04. GENDER AND NUMBER. Any masculine pronouns used herein shall refer to both men and women, and the use of any term herein in the singular may also include the plural unless otherwise indicated by context.

          7.05. SEVERABILITY. If any provision of this Plan is held invalid or unenforceable by a court of competent jurisdiction, all remaining provisions shall continue to be fully effective.


                          ARTICLE VIII

                    ADOPTION BY SUBSIDIARIES

Any subsidiary of Alexander & Baldwin, Inc. that has adopted either the A&B Retirement Plan or the A&B Profit Sharing Plan may adopt this Plan for the benefit of its employees when one of its employees has been selected as a participant by the Administrator. Such adoption shall be authorized by a resolution of the Board of Directors of such subsidiary. In the event of such adoption of the Plan by a subsidiary of Alexander & Baldwin, Inc., the Administrator shall serve as agent of the subsidiary in administering the Plan. All power to amend, modify, or terminate the Plan shall continue as the unfettered prerogative of the Compensation and Stock Option Committee of the Board of Directors.


IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Restatement to be executed on its behalf by its duly authorized officers this 22nd day of February, 1995.


                              ALEXANDER & BALDWIN, INC.

                              By /s/ Miles B. King
                                   Its Vice President

                              By /s/ Alyson J. Nakamura
                                   Its Secretary

                                   APPENDIX A

                           PARTICIPANTS REFERRED TO IN
                                SECTION 4.01(A)        _



                         l. R. F. Cameron
                         2. J. C. Couch
                         3. R. J. Donohue
                         4. F. L. Fleischmann
                         5. A. J. Haskell
                         6. G. S. Holaday
                         7. J. B. Kelley
                         8. M. J. Marks
                         9. C. B. Mulholland
                        10. G. Y. Nakamatsu
                        11. G. J. North
                        12. R. J. Pfeiffer
                        13. G. R. Rogers
                        14. R. H. Rothman
                        15. R. K. Sasaki
                        16. D. P. Scott

                                   APPENDIX B


 Participant's Name                    Fixed                     Spouse's Name
-----------------------       Date of  Monthly   Variable     --------------------      Date of   Monthly
First      MI     Last        Birth    Benefit*   Units       First     MI    Last       Birth    Benefit**
-----      --     ---         -------  --------  --------     -----     --    ----       -------  ---------
Paul       A.   Cooper         7/15/05   437.67                                                        None
Edwin      R.   Duncan         4/08/20   396.36               Jean       K.   Duncan      4/02/19    66 2/3%
Harry      J.   Fitzgerald    10/26/19   358.58               Kathryn    T.   Fitzgerald  5/16/26        50%
Donald     W.   Hare           5/14/19   748.20               Dorothy    P.   Hare        5/21/19    66 2/3%
Lawrence   A.   Lindsay        2/25/25   786.04               Rita       A.   Lindsay     4/05/25    66 2/3%
Neil       L.   Pennington     5/12/23   613.16               Frances    M.   Pennington  5/28/25    66 2/3%
Frederick  W.   Schwer         4/26/19   228.40               Christine  W.   Schwer      8/14/18    66 2/3%
Lawson     U.   Williams       1/01/19   350.33               Mildred    A.   Williams    7/03/20    66 2/3%
Emmett     V.   Donovan (d)   11/06/18   304.05               June            Donovan     6/10/22    66 2/3%
Edward     F.   Harder (d)     1/07/19   605.28               Bette           Harder      3/02/20    66 2/3%
Robert     O.   Nagle (Note 1) 2/10/29  1333.50    658.85     Louise     H.   Nagle       2/06/28       100%
Robert     O.   Nagle (Note 2) 2/10/29   711.64    351.60     Louise     H.   Nagle       2/06/28       100%


* The fixed monthly benefit payable plus the current value of the variable units are payable to the participant during the participant's lifetime except if payment option is a 66-2/3% (last survivor). In such case, if either participant or spouse dies, the survivor will receive 66-2/3% of the fixed monthly benefit or the current value of the variable units. The current value of the variable units shall be determined in the same way such value is determined under the provisions of the C and H Pension Plan for Salaried Employees.

** The monthly benefit equal to the percentage shown multiplied times the participant's monthly benefit is payable to the spouse named above after the death of the participant during the spouse's lifetime.

(d)   Deceased.

Note 1: The preceding footnotes notwithstanding, this benefit shall not be payable to Mr. Nagle or his surviving spouse on or after March 1, 1994.

Note 2: The preceding footnotes notwithstanding, this benefit shall only be payable to Mr. Nagle or his surviving spouse on or after March 1, 1994.

                           APPENDIX C

            RULES FOR DETERMINING LUMP SUM BENEFITS


When the terms of this Plan require the determination of a lump sum payment which is the Actuarial Equivalent of any other benefit provided by this Plan, the following rules shall apply to the calculation of such lump sum payment:

1. The mortality table used shall be the mortality table then in use by the A&B Retirement Plan for the purpose of determining lump sum payments to participants of such plan who are entitled to such payments.

2. The discount rate shall be the after-tax equivalent of the discount rate then in use by the A&B Retirement Plan for the purpose of determining lump sum payments to participants of such plan who are entitled to such payments. The after-tax equivalent rate shall be determined by multiplying discount rate in use by the A&B Retirement Plan by the excess of 100% over the tax effected marginal tax rate declared by the Committee.

3. The Committee shall declare the tax effected marginal tax rate at the beginning of each calendar year.

4. The tax effected marginal tax rate shall apply to lump sum payments made at any time during such calendar year and may not be changed during the year.

5. The value of the benefit to a Surviving Spouse which is included in a Participant's Retirement Income shall be included in the calculation of the lump sum payment to which the Participant is entitled. Unless stated otherwise, the benefit to the Surviving Spouse shall be deemed to apply only if the death of the Participant occurs on or after the date the Retirement Income is deemed to commence under the terms of the provision giving rise to the Participant's right to a lump sum payment.

6. If the terms of the Plan provide for a benefit such that if it were paid as a monthly benefit it could have commenced at more that one future date, then for purposes of calculating the lump sum that is the Actuarial Equivalent of such benefit, it shall be deemed that the benefit would have commenced at the earliest possible date.

7. The early retirement reduction factors, if any, used to calculate the lump sum which is the Actuarial Equivalent of the benefit provided by the provisions of paragraph 6.02(a) as a result of a Change of Control, shall be the factors applicable to Participants of the A&B Retirement Plan who terminate employment after attaining eligibility for early retirement regardless of the Participant's age as of the Change of Control date.